EXHIBIT 99


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                                 CBASS 2004-CB1
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FICO & Documentation
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FICO Score       Full Doc   Stated Doc   Limited Doc   Alternative Doc   Streamlined Doc   No Doc   Missing Doc
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Not Available        0.3%         0.2%          0.0%              0.0%              0.0%     0.5%          0.0%
499 or less          0.5%         0.1%          0.0%              0.0%              0.0%     0.0%          0.0%
500 - 549            6.7%         1.7%          0.3%              0.2%              0.0%     0.4%          0.0%
550 - 599           10.0%         4.6%          0.3%              0.3%              0.0%     0.3%          0.0%
600 - 649           11.1%        10.2%          0.9%              0.8%              0.1%     2.5%          0.0%
650 - 699            9.6%        12.4%          0.8%              1.4%              0.0%     4.6%          0.0%
700 - 749            4.0%         6.0%          0.4%              0.4%              0.0%     2.3%          0.0%
750 - 799            1.7%         2.3%          0.3%              0.2%              0.0%     1.0%          0.0%
800 - 849            0.1%         0.1%          0.0%              0.0%              0.0%     0.0%          0.0%
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Total:              44.2%        37.6%          2.9%              3.5%              0.1%    11.6%          0.2%
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FICO & Documentation
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FICO Score       All Docs   Avg Prin Bal   Current LTV
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Not Available        1.1%      46,511.05         81.3%
499 or less          0.8%      89,668.10         78.0%
500 - 549            9.3%     121,673.06         75.5%
550 - 599           15.5%     130,204.28         78.2%
600 - 649           25.6%     125,934.62         84.0%
650 - 699           28.7%     132,849.33         84.7%
700 - 749           13.2%     126,018.00         83.7%
750 - 799            5.5%     130,217.97         80.1%
800 - 849            0.2%      99,179.46         66.9%
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Total:             100.0%     125,440.13         82.1%
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LTV & FICO
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Current LTV         Fico NA   499 or less   500 - 549   550 - 599   600 - 649   650 - 699   700 - 749   750 - 799   800 - 849
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0.01 - 50.00           0.1%          0.0%        0.4%        0.6%        0.7%        0.9%        0.5%        0.5%        0.1%
50.01 - 55.00          0.0%          0.0%        0.2%        0.2%        0.2%        0.1%        0.1%        0.2%        0.0%
55.01 - 60.00          0.0%          0.0%        0.2%        0.8%        0.4%        0.4%        0.2%        0.1%        0.0%
60.01 - 65.00          0.1%          0.0%        1.0%        0.5%        0.8%        0.5%        0.4%        0.1%        0.0%
65.01 - 70.00          0.1%          0.0%        0.7%        1.6%        1.1%        0.8%        0.5%        0.2%        0.0%
70.01 - 75.00          0.2%          0.2%        1.6%        2.1%        1.2%        1.4%        0.4%        0.3%        0.0%
75.01 - 80.00          0.1%          0.2%        2.6%        2.7%        6.1%        8.2%        4.1%        1.7%        0.1%
80.01 - 85.00          0.1%          0.1%        1.5%        2.5%        2.2%        1.4%        0.6%        0.2%        0.0%
85.01 - 90.00          0.1%          0.0%        0.5%        3.3%        5.9%        5.6%        1.6%        0.5%        0.0%
90.01 - 95.00          0.2%          0.1%        0.3%        0.6%        4.8%        5.1%        2.8%        1.0%        0.1%
95.01 - 100.00         0.2%          0.0%        0.2%        0.3%        2.1%        4.2%        1.9%        0.6%        0.0%
100.01 or greater      0.1%          0.0%        0.1%        0.2%        0.1%        0.1%        0.1%        0.0%        0.0%
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Total:                 1.1%          0.8%        9.3%       15.5%       25.6%       28.7%       13.2%        5.5%        0.2%
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LTV & FICO
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Current LTV           Total   Avg Prin Bal       WAC    Gross Margin
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0.01 - 50.00           3.7%      55,556.07    8.115%          5.322%
50.01 - 55.00          1.1%      74,791.46    7.914%          6.343%
55.01 - 60.00          2.1%      95,877.78    8.116%          5.890%
60.01 - 65.00          3.5%     108,204.54    8.149%          6.102%
65.01 - 70.00          5.0%     119,039.05    7.817%          6.178%
70.01 - 75.00          7.3%     142,028.95    7.738%          6.063%
75.01 - 80.00         25.9%     153,920.93    7.101%          6.105%
80.01 - 85.00          8.6%     140,682.82    7.678%          6.163%
85.01 - 90.00         17.6%     156,140.64    7.617%          5.987%
90.01 - 95.00         15.1%     142,505.06    7.802%          5.915%
95.01 - 100.00         9.5%      82,682.11    8.486%          6.504%
100.01 or greater      0.6%     118,112.58    8.326%          6.500%
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Total:               100.0%     125,440.13    7.673%          6.069%
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Prin Balance & FICO
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Prin Balance         Fico NA   499 or less   500 - 549   550 - 599   600 - 649   650 - 699   700 - 749   750 - 799   800 - 849
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1 - 50,000              0.4%          0.1%        0.4%        0.6%        1.2%        0.9%        0.5%        0.2%        0.0%
50,001 - 100,000        0.4%          0.2%        1.9%        2.2%        4.1%        3.9%        1.6%        0.6%        0.0%
100,001 - 150,000       0.1%          0.2%        2.0%        3.9%        5.0%        6.3%        3.5%        1.4%        0.0%
150,001 - 200,000       0.2%          0.1%        2.0%        3.5%        6.6%        7.6%        3.3%        1.6%        0.0%
200,001 - 250,000       0.0%          0.2%        1.3%        2.5%        4.8%        6.9%        3.3%        1.2%        0.1%
250,001 - 300,000       0.0%          0.0%        0.5%        0.6%        1.1%        0.6%        0.3%        0.1%        0.0%
300,001 - 350,000       0.0%          0.0%        0.2%        0.1%        0.5%        0.6%        0.2%        0.1%        0.0%
350,001 - 400,000       0.0%          0.0%        0.3%        0.4%        0.3%        0.4%        0.2%        0.0%        0.0%
400,001 - 450,000       0.0%          0.0%        0.1%        0.4%        0.7%        0.3%        0.1%        0.1%        0.0%
450,001 - 500,000       0.0%          0.0%        0.2%        0.1%        0.4%        0.3%        0.0%        0.0%        0.0%
500,001 - 550,000       0.0%          0.0%        0.1%        0.1%        0.4%        0.2%        0.0%        0.1%        0.0%
550,001 - 600,000       0.0%          0.0%        0.1%        0.4%        0.4%        0.4%        0.0%        0.1%        0.0%
600,001 - 650,000       0.0%          0.0%        0.1%        0.6%        0.1%        0.3%        0.0%        0.0%        0.0%
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Total:                  1.1%          0.8%        9.3%       15.5%       25.6%       28.7%       13.2%        5.5%        0.2%
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Prin Balance & FICO
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Prin Balance           Total   Current LTV       WAC   Gross Margin
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1 - 50,000              4.4%         73.1%   10.253%         6.444%
50,001 - 100,000       15.1%         80.4%    8.641%         6.249%
100,001 - 150,000      22.4%         83.2%    7.639%         6.109%
150,001 - 200,000      24.9%         82.3%    7.278%         5.992%
200,001 - 250,000      20.3%         83.4%    7.211%         5.965%
250,001 - 300,000       3.1%         80.3%    7.521%         5.956%
300,001 - 350,000       1.8%         87.5%    7.144%         6.103%
350,001 - 400,000       1.5%         79.6%    6.721%         6.130%
400,001 - 450,000       1.7%         85.9%    7.454%         6.172%
450,001 - 500,000       1.1%         83.3%    7.044%         6.096%
500,001 - 550,000       1.0%         87.5%    7.567%         6.170%
550,001 - 600,000       1.5%         78.9%    6.912%         6.082%
600,001 - 650,000       1.2%         84.1%    6.960%         6.286%
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Total:                100.0%         82.1%    7.673%         6.069%
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Prepayment Penalty & FICO
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Prepayment Penalty Term   Fico NA   499 or less   500 - 549   550 - 599   600 - 649   650 - 699   700 - 749   750 - 799   800 - 849
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0                            0.9%          0.5%        3.2%        4.1%        6.9%        7.3%        3.9%        1.6%        0.1%
12                           0.0%          0.0%        0.2%        0.4%        1.0%        2.1%        1.0%        0.5%        0.0%
24                           0.0%          0.1%        4.1%        7.7%       10.4%       10.3%        3.9%        1.7%        0.1%
30                           0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
36                           0.1%          0.2%        1.8%        3.2%        6.7%        7.7%        3.7%        1.5%        0.1%
60                           0.1%          0.0%        0.0%        0.1%        0.6%        1.3%        0.6%        0.3%        0.0%
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Total:                       1.1%          0.8%        9.3%       15.5%       25.6%       28.7%       13.2%        5.5%        0.2%
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Prepayment Penalty & FICO
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Prepayment Penalty Term     Total   Current LTV         WAC   Gross Margin   Avg Prin Bal
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0                           28.7%         79.0%      8.281%         6.029%     96,549.66
12                           5.3%         85.6%      7.700%         6.000%    156,875.26
24                          38.2%         84.1%      7.426%         5.967%    155,341.94
30                           0.0%         93.0%      9.100%         0.000%     29,855.45
36                          24.9%         81.7%      7.381%         6.904%    128,642.16
60                           2.9%         83.5%      7.381%         8.250%    111,201.66
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Total:                     100.0%         82.1%      7.673%         6.069%    125,440.13
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Mortg Rates & FICO
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Mortg Rates               Fico NA   499 or less   500 - 549   550 - 599   600 - 649   650 - 699   700 - 749   750 - 799   800 - 849
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3.000 - 3.499                0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
4.500 - 4.999                0.0%          0.0%        0.0%        0.0%        0.0%        0.1%        0.0%        0.0%        0.0%
5.000 - 5.499                0.0%          0.0%        0.0%        0.0%        0.2%        0.5%        0.3%        0.2%        0.0%
5.500 - 5.999                0.0%          0.0%        0.0%        0.4%        0.9%        1.6%        1.5%        1.1%        0.0%
6.000 - 6.499                0.0%          0.0%        0.5%        1.2%        1.7%        3.3%        1.9%        0.8%        0.0%
6.500 - 6.999                0.0%          0.0%        1.0%        2.5%        4.6%        7.7%        2.7%        1.1%        0.0%
7.000 - 7.499                0.1%          0.1%        1.4%        2.0%        4.5%        4.2%        1.9%        0.9%        0.1%
7.500 - 7.999                0.1%          0.2%        1.8%        3.3%        5.3%        3.6%        1.8%        0.7%        0.0%
8.000 - 8.499                0.2%          0.0%        1.0%        1.8%        2.2%        2.5%        1.1%        0.2%        0.0%
8.500 - 8.999                0.1%          0.0%        1.4%        1.8%        2.2%        2.3%        0.9%        0.2%        0.0%
9.000 - 9.499                0.1%          0.0%        0.5%        0.7%        1.0%        0.5%        0.2%        0.1%        0.0%
9.500 - 9.999                0.1%          0.1%        0.7%        0.6%        0.7%        0.5%        0.3%        0.1%        0.0%
10.000 - 10.499              0.1%          0.1%        0.1%        0.3%        0.7%        0.5%        0.1%        0.0%        0.0%
10.500 - 10.999              0.1%          0.1%        0.3%        0.3%        0.5%        0.5%        0.1%        0.0%        0.0%
11.000 - 11.499              0.1%          0.0%        0.1%        0.2%        0.2%        0.2%        0.1%        0.0%        0.0%
11.500 - 11.999              0.1%          0.0%        0.2%        0.1%        0.3%        0.4%        0.1%        0.0%        0.0%
12.000 - 12.499              0.0%          0.0%        0.1%        0.1%        0.1%        0.1%        0.1%        0.0%        0.0%
12.500 - 12.999              0.0%          0.0%        0.1%        0.0%        0.1%        0.1%        0.0%        0.0%        0.0%
13.000 - 13.499              0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
13.500 - 13.999              0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
14.000 - 14.499              0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
14.500 - 14.999              0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
15.000 - 15.499              0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
15.500 - 15.999              0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
16.000 - 16.499              0.0%          0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
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Total:                       1.1%          0.8%        9.3%       15.5%       25.6%       28.7%       13.2%        5.5%        0.2%
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Mortg Rates & FICO
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Mortg Rates                 Total   Current LTV         WAC   Gross Margin   Avg Prin Bal
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3.000 - 3.499                0.0%         89.7%      3.375%         2.125%     152,546.99
4.500 - 4.999                0.2%         61.9%      4.761%         3.677%     171,701.74
5.000 - 5.499                1.3%         65.3%      5.239%         4.586%     189,455.33
5.500 - 5.999                5.6%         75.1%      5.823%         5.475%     187,087.72
6.000 - 6.499                9.6%         78.4%      6.260%         5.642%     164,089.70
6.500 - 6.999               19.7%         81.7%      6.785%         5.928%     176,870.66
7.000 - 7.499               15.2%         84.5%      7.245%         6.017%     159,983.52
7.500 - 7.999               17.0%         84.6%      7.721%         6.126%     139,947.01
8.000 - 8.499                9.1%         87.3%      8.198%         6.363%     122,074.12
8.500 - 8.999                8.9%         84.2%      8.720%         6.373%     120,456.80
9.000 - 9.499                3.2%         86.3%      9.177%         6.769%      94,922.95
9.500 - 9.999                3.1%         80.8%      9.760%         7.085%      71,716.01
10.000 - 10.499              2.0%         82.5%     10.203%         6.253%      55,299.41
10.500 - 10.999              1.9%         77.3%     10.729%         6.505%      54,309.31
11.000 - 11.499              0.9%         75.8%     11.183%         7.058%      50,117.18
11.500 - 11.999              1.2%         77.1%     11.713%         6.810%      48,400.32
12.000 - 12.499              0.6%         62.3%     12.195%         8.051%      42,213.65
12.500 - 12.999              0.4%         67.0%     12.656%         6.541%      39,522.75
13.000 - 13.499              0.2%         71.5%     13.196%         7.818%      33,238.91
13.500 - 13.999              0.1%         58.6%     13.694%         8.418%      28,871.36
14.000 - 14.499              0.0%         62.7%     14.111%         0.000%      25,556.16
14.500 - 14.999              0.1%         55.4%     14.752%         0.000%      26,214.51
15.000 - 15.499              0.0%         46.8%     15.081%         0.000%      54,224.46
15.500 - 15.999              0.0%         54.0%     15.750%         0.000%      37,253.95
16.000 - 16.499              0.0%         40.5%     16.250%         0.000%      39,290.53
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Total:                     100.0%         82.1%      7.673%         6.069%     125,440.13
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Mortg Rates & LTV
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Mortg Rates         LTV 0.01 - 50.00   50.01 - 60.00   60.01 - 70.00   70.01 - 80.00   80.01 - 90.00   90.01 - 100.00
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3.000 - 3.499                   0.0%            0.0%            0.0%            0.0%            0.0%             0.0%
4.500 - 4.999                   0.1%            0.0%            0.0%            0.1%            0.0%             0.1%
5.000 - 5.499                   0.3%            0.0%            0.4%            0.5%            0.1%             0.0%
5.500 - 5.999                   0.6%            0.3%            0.7%            2.2%            1.0%             0.7%
6.000 - 6.499                   0.3%            0.5%            1.1%            4.2%            2.3%             1.1%
6.500 - 6.999                   0.3%            0.5%            1.3%           10.0%            4.5%             3.2%
7.000 - 7.499                   0.2%            0.3%            0.8%            5.5%            4.4%             3.9%
7.500 - 7.999                   0.3%            0.4%            1.0%            4.7%            5.9%             4.5%
8.000 - 8.499                   0.1%            0.1%            0.6%            1.9%            2.6%             3.5%
8.500 - 8.999                   0.3%            0.1%            0.5%            2.1%            3.0%             2.8%
9.000 - 9.499                   0.1%            0.1%            0.1%            0.6%            0.9%             1.3%
9.500 - 9.999                   0.2%            0.2%            0.3%            0.7%            0.7%             1.0%
10.000 - 10.499                 0.2%            0.1%            0.2%            0.2%            0.3%             1.0%
10.500 - 10.999                 0.2%            0.1%            0.4%            0.3%            0.1%             0.7%
11.000 - 11.499                 0.1%            0.1%            0.2%            0.2%            0.1%             0.2%
11.500 - 11.999                 0.1%            0.1%            0.3%            0.1%            0.1%             0.4%
12.000 - 12.499                 0.1%            0.1%            0.3%            0.0%            0.0%             0.1%
12.500 - 12.999                 0.1%            0.1%            0.1%            0.1%            0.1%             0.0%
13.000 - 13.499                 0.0%            0.0%            0.1%            0.0%            0.0%             0.0%
13.500 - 13.999                 0.0%            0.0%            0.0%            0.0%            0.0%             0.0%
14.000 - 14.499                 0.0%            0.0%            0.0%            0.0%            0.0%             0.0%
14.500 - 14.999                 0.0%            0.0%            0.0%            0.0%            0.0%             0.0%
15.000 - 15.499                 0.0%            0.0%            0.0%            0.0%            0.0%             0.0%
15.500 - 15.999                 0.0%            0.0%            0.0%            0.0%            0.0%             0.0%
16.000 - 16.499                 0.0%            0.0%            0.0%            0.0%            0.0%             0.0%
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Total:                          3.7%            3.1%            8.5%           33.2%           26.1%            24.6%
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Mortg Rates & LTV
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Mortg Rates         100.01 - 110.00   110.01 - 120.00   120.01 - 130.00      Total      FICO   Gross Margin   Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                  0.0%              0.0%              0.0%       0.0%       693         2.125%     152,546.99
4.500 - 4.999                  0.0%              0.0%              0.0%       0.2%       627         3.677%     171,701.74
5.000 - 5.499                  0.0%              0.0%              0.0%       1.3%       692         4.586%     189,455.33
5.500 - 5.999                  0.0%              0.0%              0.0%       5.6%       693         5.475%     187,087.72
6.000 - 6.499                  0.0%              0.0%              0.0%       9.6%       663         5.642%     164,089.70
6.500 - 6.999                  0.0%              0.0%              0.0%      19.7%       654         5.928%     176,870.66
7.000 - 7.499                  0.1%              0.0%              0.0%      15.2%       645         6.017%     159,983.52
7.500 - 7.999                  0.1%              0.0%              0.0%      17.0%       630         6.126%     139,947.01
8.000 - 8.499                  0.1%              0.1%              0.1%       9.1%       632         6.363%     122,074.12
8.500 - 8.999                  0.0%              0.0%              0.0%       8.9%       622         6.373%     120,456.80
9.000 - 9.499                  0.0%              0.1%              0.0%       3.2%       620         6.769%      94,922.95
9.500 - 9.999                  0.0%              0.0%              0.0%       3.1%       610         7.085%      71,716.01
10.000 - 10.499                0.0%              0.0%              0.0%       2.0%       627         6.253%      55,299.41
10.500 - 10.999                0.0%              0.0%              0.0%       1.9%       611         6.505%      54,309.31
11.000 - 11.499                0.0%              0.0%              0.0%       0.9%       621         7.058%      50,117.18
11.500 - 11.999                0.0%              0.0%              0.0%       1.2%       636         6.810%      48,400.32
12.000 - 12.499                0.0%              0.0%              0.0%       0.6%       610         8.051%      42,213.65
12.500 - 12.999                0.0%              0.0%              0.0%       0.4%       615         6.541%      39,522.75
13.000 - 13.499                0.0%              0.0%              0.0%       0.2%       559         7.818%      33,238.91
13.500 - 13.999                0.0%              0.0%              0.0%       0.1%       627         8.418%      28,871.36
14.000 - 14.499                0.0%              0.0%              0.0%       0.0%       577         0.000%      25,556.16
14.500 - 14.999                0.0%              0.0%              0.0%       0.1%       607         0.000%      26,214.51
15.000 - 15.499                0.0%              0.0%              0.0%       0.0%       618         0.000%      54,224.46
15.500 - 15.999                0.0%              0.0%              0.0%       0.0%       583         0.000%      37,253.95
16.000 - 16.499                0.0%              0.0%              0.0%       0.0%       711         0.000%      39,290.53
---------------------------------------------------------------------------------------------------------------------------
Total:                         0.4%              0.2%              0.1%     100.0%       642         6.069%     125,440.13
---------------------------------------------------------------------------------------------------------------------------


1. Credit Score Range

---------------------------------------------------------------------------------------------------------------------------------
Credit Score Range           Full Doc        Stated Doc       Limited Doc    Alternative Doc   Streamlined Doc             No Doc
---------------------------------------------------------------------------------------------------------------------------------
Not Available            1,458,028.02        675,000.67                 0         146,915.61                 0       2,252,518.98
1 - 499                  2,192,237.11        549,623.10          4,111.99         153,110.35        149,536.40         121,900.73
500 - 549               28,519,980.57      7,407,922.53      1,146,146.82         972,280.72                 0       1,489,945.55
550 - 599               42,330,292.93     19,576,239.69      1,235,556.34       1,365,297.57                 0       1,176,127.88
600 - 649               47,293,835.76     43,148,333.81      3,829,478.11       3,487,391.79        230,856.31      10,593,591.81
650 - 699               40,544,562.63     52,511,044.09      3,481,196.30       5,805,662.42                 0      19,401,430.67
700 - 749               17,146,601.32     25,333,744.41      1,650,349.08       1,751,880.42                 0       9,748,164.15
750 - 799                7,405,021.28      9,813,637.42      1,136,598.08         971,126.64                 0       4,097,980.31
800 - 849                  538,641.75        305,210.44                 0                  0                 0         147,942.45
---------------------------------------------------------------------------------------------------------------------------------
Total:                 187,429,201.37    159,320,756.16     12,483,436.72      14,653,665.52        380,392.71      49,029,602.53
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Credit Score Range        Missing Doc          All Docs    Avg Prin Bal    Current LTV
---------------------------------------------------------------------------------------
Not Available              165,152.66      4,697,615.94       46,511.05          81.34
1 - 499                     57,531.96      3,228,051.64       89,668.10          78.04
500 - 549                  129,139.91     39,665,416.10      121,673.06          75.51
550 - 599                   69,647.98     65,753,162.39      130,204.28          78.17
600 - 649                   98,085.38    108,681,572.97      125,934.62          83.95
650 - 699                  211,787.26    121,955,683.37      132,849.33          84.65
700 - 749                  195,233.18     55,825,972.56      126,018.00          83.69
750 - 799                   14,871.09     23,439,234.82      130,217.97          80.11
800 - 849                           0        991,794.64       99,179.46          66.85
---------------------------------------------------------------------------------------
Total:                     941,449.42    424,238,504.43      125,440.13          82.11
---------------------------------------------------------------------------------------


2. Current Loan-to-Value Ratio (%)

----------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio (%)           Fico NA    499 or less       500 - 549       550 - 599        600 - 649       650 - 699
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                           300,206.31     168,490.78    1,690,523.62    2,600,352.33     2,850,090.12     3,957,324.42
50.01 - 55.00                           35,311.72              0    1,022,793.92      752,129.11       744,552.84       518,312.35
55.01 - 60.00                           56,213.35              0    1,012,261.30    3,203,222.25     1,621,829.78     1,884,603.77
60.01 - 65.00                          439,143.89     140,591.80    4,321,153.57    2,203,540.80     3,556,499.42     2,003,309.26
65.01 - 70.00                          360,737.53      81,713.69    2,819,626.93    6,910,350.19     4,617,104.64     3,484,635.66
70.01 - 75.00                          650,510.63     894,647.17    6,669,197.33    9,060,381.97     4,979,343.57     5,755,249.33
75.01 - 80.00                          507,523.84     767,694.28   11,164,191.71   11,471,963.05    25,966,285.80    34,690,269.55
80.01 - 85.00                          271,268.73     360,680.60    6,322,575.17   10,671,057.35     9,240,935.47     5,942,548.69
85.01 - 90.00                          260,522.83              0    2,153,577.86   14,109,166.47    25,189,426.41    23,917,962.04
90.01 - 95.00                          755,895.53     511,586.57    1,437,652.97    2,667,631.66    20,481,658.77    21,741,396.20
95.01 - 100.00                         781,420.11     149,536.40      715,918.05    1,206,720.16     9,098,794.83    17,791,351.77
100.01 or greater                      278,861.47     153,110.35      335,943.67      896,647.05       335,051.32       268,720.33
----------------------------------------------------------------------------------------------------------------------------------
Total:                               4,697,615.94   3,228,051.64   39,665,416.10   65,753,162.39   108,681,572.97   121,955,683.37
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio (%)       700 - 749      750 - 799     800 - 849            Total   Avg Prin Bal     WAC  Gross Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                       1,990,001.87    2,000,419.42   276,071.19    15,833,480.06      55,556.07   8.115         5.322
50.01 - 55.00                        604,314.25      810,073.27            0     4,487,487.46      74,791.46   7.914         6.343
55.01 - 60.00                        744,307.01      298,317.85            0     8,820,755.31      95,877.78   8.116          5.89
60.01 - 65.00                      1,868,940.28      507,252.62            0    15,040,431.64     108,204.54   8.149         6.102
65.01 - 70.00                      1,962,947.13      866,272.01    85,563.34    21,188,951.12     119,039.05   7.817         6.178
70.01 - 75.00                      1,808,676.42    1,286,333.08            0    31,104,339.50     142,028.95   7.738         6.063
75.01 - 80.00                     17,586,428.90    7,423,826.68   321,363.54   109,899,547.35     153,920.93   7.101         6.105
80.01 - 85.00                      2,591,727.15      849,149.04    46,226.01    36,296,168.21     140,682.82   7.678         6.163
85.01 - 90.00                      6,710,760.02    2,293,808.05            0    74,635,223.68     156,140.64   7.617         5.987
90.01 - 95.00                     11,880,819.43    4,245,561.12   262,570.56    63,984,772.81     142,505.06   7.802         5.915
95.01 - 100.00                     7,849,374.21    2,755,755.06            0    40,348,870.59      82,682.11   8.486         6.504
100.01 or greater                    227,675.89      102,466.62            0     2,598,476.70     118,112.58   8.326           6.5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            55,825,972.56   23,439,234.82   991,794.64   424,238,504.43     125,440.13   7.673         6.069
-----------------------------------------------------------------------------------------------------------------------------------


3. Principal Balance

----------------------------------------------------------------------------------------------------------------------------------
Principal Balance         Fico NA    499 or less       500 - 549       550 - 599        600 - 649       650 - 699        700 - 749
----------------------------------------------------------------------------------------------------------------------------------
1 - 50,000           1,687,048.41     336,775.88    1,895,596.33    2,656,045.74     4,962,041.08     4,006,070.65    2,156,472.46
50,001 - 100,000     1,890,678.49     790,028.30    8,222,733.20    9,437,580.53    17,491,553.11    16,486,981.23    6,990,161.17
100,001 - 150,000      456,855.06     860,921.61    8,502,198.40   16,501,777.90    21,058,943.35    26,617,278.33   14,985,406.61
150,001 - 200,000      663,033.98     547,084.97    8,362,386.27   14,650,503.20    27,853,878.94    32,235,562.79   14,065,662.08
200,001 - 250,000               0     693,240.88    5,478,745.32   10,537,311.49    20,428,873.80    29,311,123.24   14,159,484.31
250,001 - 300,000               0              0    1,955,746.05    2,482,211.59     4,649,637.38     2,487,989.33    1,383,470.18
300,001 - 350,000               0              0    1,005,891.94      627,260.41     2,221,936.28     2,607,297.01      938,311.94
350,001 - 400,000               0              0    1,148,874.78    1,886,912.88     1,164,533.42     1,560,946.71      742,483.75
400,001 - 450,000               0              0      422,791.00    1,696,027.25     2,999,088.95     1,242,132.48      404,520.06
450,001 - 500,000               0              0      948,619.00      459,242.20     1,903,648.59     1,389,321.42               0
500,001 - 550,000               0              0      519,224.22      526,420.92     1,578,450.18     1,045,459.22               0
550,001 - 600,000               0              0      591,617.80    1,746,637.13     1,750,034.68     1,732,880.38               0
600,001 - 650,000               0              0      610,991.79    2,545,231.15       618,953.21     1,232,640.58               0
----------------------------------------------------------------------------------------------------------------------------------
Total:               4,697,615.94   3,228,051.64   39,665,416.10   65,753,162.39   108,681,572.97   121,955,683.37   55,825,972.56
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Principal Balance          750 - 799     800 - 849            Total   Current LTV      WAC   Gross Margin
----------------------------------------------------------------------------------------------------------
1 - 50,000              1,001,927.09    111,853.12    18,813,830.76         73.08   10.253          6.444
50,001 - 100,000        2,461,288.02    205,607.42    63,976,611.47         80.41    8.641          6.249
100,001 - 150,000       5,786,012.88    101,716.44    94,871,110.58         83.18    7.639          6.109
150,001 - 200,000       6,972,055.05    152,000.00   105,502,167.28         82.32    7.278          5.992
200,001 - 250,000       5,090,188.59    420,617.66    86,119,585.29         83.35    7.211          5.965
250,001 - 300,000         251,435.43             0    13,210,489.96         80.25    7.521          5.956
300,001 - 350,000         348,496.20             0     7,749,193.78         87.48    7.144          6.103
350,001 - 400,000                  0             0     6,503,751.54          79.6    6.721           6.13
400,001 - 450,000         426,862.22             0     7,191,421.96         85.92    7.454          6.172
450,001 - 500,000                  0             0     4,700,831.21          83.3    7.044          6.096
500,001 - 550,000         511,004.32             0     4,180,558.86         87.46    7.567           6.17
550,001 - 600,000         589,965.02             0     6,411,135.01         78.88    6.912          6.082
600,001 - 650,000                  0             0     5,007,816.73         84.14     6.96          6.286
----------------------------------------------------------------------------------------------------------
Total:                 23,439,234.82    991,794.64   424,238,504.43         82.11    7.673          6.069
----------------------------------------------------------------------------------------------------------


4. Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------------
Prepayment
Penalty Term            Fico NA    499 or less       500 - 549       550 - 599        600 - 649        650 - 699       700 - 749
--------------------------------------------------------------------------------------------------------------------------------
0                  3,922,252.05   2,297,302.07   13,600,207.09   17,556,693.32    29,416,084.95    31,062,458.92   16,570,574.54
12                            0              0      862,664.46    1,804,720.65     4,312,035.58     9,058,903.21    4,180,287.70
24                            0     262,162.44   17,480,980.54   32,490,928.11    44,016,876.93    43,716,849.10   16,539,682.06
30                    89,566.36              0               0               0                0                0               0
36                   431,346.96     651,825.25    7,524,363.43   13,569,108.02    28,419,921.70    32,771,341.98   15,824,135.80
60                   254,450.57      16,761.88      197,200.58      331,712.29     2,516,653.81     5,346,130.16    2,711,292.46
--------------------------------------------------------------------------------------------------------------------------------
Total:             4,697,615.94   3,228,051.64   39,665,416.10   65,753,162.39   108,681,572.97   121,955,683.37   55,825,972.56
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Prepayment
Penalty Term           750 - 799    800 - 849            Total   Current LTV     WAC   Gross Margin   Avg Prin Bal
-------------------------------------------------------------------------------------------------------------------
0                   6,794,126.19   432,867.76   121,652,566.89         78.96   8.281          6.029      96,549.66
12                  2,057,674.97            0    22,276,286.57         85.58     7.7              6     156,875.26
24                  7,294,513.34   219,647.10   162,021,639.62         84.12   7.426          5.967     155,341.94
30                             0            0        89,566.36         93.02     9.1              0      29,855.45
36                  6,212,536.44   339,279.78   105,743,859.36         81.74   7.381          6.904     128,642.16
60                  1,080,383.88            0    12,454,585.63         83.48   7.381           8.25     111,201.66
-------------------------------------------------------------------------------------------------------------------
Total:             23,439,234.82   991,794.64   424,238,504.43         82.11   7.673          6.069     125,440.13
-------------------------------------------------------------------------------------------------------------------


5. Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)        Fico NA    499 or less       500 - 549       550 - 599        600 - 649        650 - 699       700 - 749
----------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                   0              0               0               0                0       152,546.99               0
4.500 - 4.999                   0     149,536.40       73,035.40               0       177,325.50       630,313.14               0
5.000 - 5.499                   0              0               0      121,141.65       938,350.82     2,126,254.92    1,455,019.10
5.500 - 5.999                   0              0      210,421.57    1,622,438.58     3,800,137.75     6,806,671.31    6,203,479.39
6.000 - 6.499          131,851.80              0    2,186,875.84    5,149,138.19     7,389,807.64    14,157,065.74    8,100,686.27
6.500 - 6.999          129,804.15              0    4,397,149.78   10,442,260.83    19,710,636.66    32,783,704.84   11,385,676.47
7.000 - 7.499          566,906.86     261,436.06    5,866,292.36    8,445,047.08    19,280,447.86    17,960,199.21    8,014,818.31
7.500 - 7.999          546,212.54     929,221.39    7,834,955.32   14,114,781.62    22,394,581.78    15,240,991.17    7,789,244.11
8.000 - 8.499          664,814.17     160,169.24    4,362,976.99    7,436,541.11     9,536,770.17    10,578,126.61    4,817,212.66
8.500 - 8.999          230,680.45     190,940.84    5,938,354.85    7,819,116.45     9,247,703.79     9,620,364.26    3,745,706.36
9.000 - 9.499          310,507.39      58,783.11    2,128,085.86    3,015,872.06     4,347,461.75     2,172,199.47      892,211.23
9.500 - 9.999          543,502.23     220,353.45    2,871,122.43    2,728,428.28     2,833,336.03     2,225,731.79    1,079,364.91
10.000 - 10.499        435,629.48     281,768.06      633,361.17    1,290,805.18     2,982,228.52     2,059,693.76      460,025.78
10.500 - 10.999        271,170.43     540,000.88    1,145,681.66    1,198,534.03     2,274,969.77     1,936,180.13      388,554.52
11.000 - 11.499        220,267.60      70,753.31      404,335.31      652,369.70     1,032,690.30       915,120.72      300,062.73
11.500 - 11.999        268,682.86     184,865.78      643,172.75      480,155.96     1,131,691.17     1,703,495.20      635,470.97
12.000 - 12.499        142,633.22      18,706.14      371,957.01      609,481.38       555,289.75       384,166.51      281,730.39
12.500 - 12.999         93,425.59      92,469.79      253,704.29      150,951.34       501,656.46       258,609.66      197,024.95
13.000 - 13.499         37,973.00      64,935.20      201,220.25      197,703.68       191,548.72         4,636.19               0
13.500 - 13.999                 0              0       16,810.98      116,102.66       149,186.30       124,401.16       26,569.23
14.000 - 14.499         46,730.65              0       30,061.24       59,022.36        43,078.86                0               0
14.500 - 14.999         56,823.52       4,111.99       42,024.83      103,270.25                0        94,518.91       13,824.65
15.000 - 15.499                 0              0               0               0       162,673.37                0               0
15.500 - 15.999                 0              0       53,816.21               0                0        20,691.68               0
16.000 - 16.499                 0              0               0               0                0                0       39,290.53
----------------------------------------------------------------------------------------------------------------------------------
Total:               4,697,615.94   3,228,051.64   39,665,416.10   65,753,162.39   108,681,572.97   121,955,683.37   55,825,972.56
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)        750 - 799    800 - 849            Total  Current LTV      WAC  Gross Margin   Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                     0            0       152,546.99        89.73    3.375         2.125     152,546.99
4.500 - 4.999                     0            0     1,030,210.44        61.89    4.761         3.677     171,701.74
5.000 - 5.499            853,438.06            0     5,494,204.55        65.27    5.239         4.586     189,455.33
5.500 - 5.999          4,729,303.90   200,600.00    23,573,052.50        75.14    5.823         5.475     187,087.72
6.000 - 6.499          3,329,167.70    85,563.34    40,530,156.52        78.37     6.26         5.642     164,089.70
6.500 - 6.999          4,633,719.23            0    83,482,951.96        81.71    6.785         5.928     176,870.66
7.000 - 7.499          3,812,337.56   265,873.11    64,473,358.41        84.54    7.245         6.017     159,983.52
7.500 - 7.999          3,059,408.34   163,316.44    72,072,712.71        84.57    7.721         6.126     139,947.01
8.000 - 8.499          1,018,810.81            0    38,575,421.76        87.32    8.198         6.363     122,074.12
8.500 - 8.999            731,209.16    58,444.08    37,582,520.24        84.23     8.72         6.373     120,456.80
9.000 - 9.499            258,044.64   200,970.56    13,384,136.07        86.26    9.177         6.769      94,922.95
9.500 - 9.999            478,759.51            0    12,980,598.63        80.78     9.76         7.085      71,716.01
10.000 - 10.499          206,699.41            0     8,350,211.36        82.52   10.203         6.253      55,299.41
10.500 - 10.999          119,758.25            0     7,874,849.67        77.32   10.729         6.505      54,309.31
11.000 - 11.499           12,837.55            0     3,608,437.22        75.79   11.183         7.058      50,117.18
11.500 - 11.999          162,672.84    17,027.11     5,227,234.64        77.07   11.713          6.81      48,400.32
12.000 - 12.499                   0            0     2,363,964.40         62.3   12.195         8.051      42,213.65
12.500 - 12.999           33,067.86            0     1,580,909.94        67.04   12.656         6.541      39,522.75
13.000 - 13.499                   0            0       698,017.04        71.48   13.196         7.818      33,238.91
13.500 - 13.999                   0            0       433,070.33        58.55   13.694         8.418      28,871.36
14.000 - 14.499                   0            0       178,893.11        62.74   14.111             0      25,556.16
14.500 - 14.999                   0            0       314,574.15        55.37   14.752             0      26,214.51
15.000 - 15.499                   0            0       162,673.37         46.8   15.081             0      54,224.46
15.500 - 15.999                   0            0        74,507.89        54.04    15.75             0      37,253.95
16.000 - 16.499                   0            0        39,290.53        40.51    16.25             0      39,290.53
---------------------------------------------------------------------------------------------------------------------
Total:                23,439,234.82   991,794.64   424,238,504.43        82.11    7.673         6.069     125,440.13
---------------------------------------------------------------------------------------------------------------------


6. Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)   CLTV 0.01 - 50.00   50.01 - 60.00   60.01 - 70.00    70.01 - 80.00    80.01 - 90.00   90.01 - 100.00
-------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                        0               0               0                0       152,546.99                0
4.500 - 4.999               522,640.28               0               0       284,998.36                0       222,571.80
5.000 - 5.499             1,138,755.15      137,692.03    1,538,125.28     2,140,225.50       366,075.44       173,331.15
5.500 - 5.999             2,431,234.91    1,425,547.55    3,124,683.91     9,393,005.35     4,282,995.34     2,915,585.44
6.000 - 6.499             1,460,034.69    2,254,742.15    4,752,808.83    17,721,042.83     9,769,484.11     4,572,043.91
6.500 - 6.999             1,114,033.00    2,011,337.96    5,543,392.28    42,372,600.66    19,076,710.77    13,364,877.29
7.000 - 7.499               671,318.11    1,241,792.24    3,486,358.97    23,197,567.55    18,728,314.26    16,723,077.50
7.500 - 7.999             1,423,804.19    1,685,163.81    4,358,444.70    19,971,887.19    25,135,164.74    19,187,189.08
8.000 - 8.499               560,730.53      307,568.00    2,623,201.96     7,877,338.90    11,106,147.90    14,972,916.76
8.500 - 8.999             1,310,979.78      550,706.29    2,294,122.36     8,725,166.40    12,674,308.06    11,993,817.75
9.000 - 9.499               533,750.76      278,689.26      591,252.38     2,507,022.27     3,745,025.54     5,392,031.19
9.500 - 9.999               846,060.07      811,269.22    1,309,111.17     2,880,575.63     2,971,763.83     4,059,352.09
10.000 - 10.499             786,663.44      441,831.72      808,511.18       915,621.54     1,211,764.88     4,185,818.60
10.500 - 10.999             888,629.00      523,001.18    1,809,710.43     1,184,432.64       389,519.35     2,936,382.52
11.000 - 11.499             374,560.20      266,048.33      692,776.87       756,374.54       554,262.75       964,414.53
11.500 - 11.999             489,493.16      438,274.40    1,339,375.80       474,452.40       474,823.90     1,891,270.21
12.000 - 12.499             425,028.92      329,494.33    1,134,819.17       114,269.20        30,598.35       329,754.43
12.500 - 12.999             327,110.04      301,655.66      253,125.59       282,297.25       213,276.12       203,445.28
13.000 - 13.499              60,455.07               0      264,183.85       205,008.64        34,784.91       133,584.57
13.500 - 13.999             180,722.58       15,511.67      173,379.24                0                0        63,456.84
14.000 - 14.499              53,824.47       43,501.77       46,730.65                0                0        34,836.22
14.500 - 14.999             115,006.83       86,588.29       85,268.14                0        13,824.65        13,886.24
15.000 - 15.499              58,662.67      104,010.70               0                0                0                0
15.500 - 15.999              20,691.68       53,816.21               0                0                0                0
16.000 - 16.499              39,290.53               0               0                0                0                0
-------------------------------------------------------------------------------------------------------------------------
Total:                   15,833,480.06   13,308,242.77   36,229,382.76   141,003,886.85   110,931,391.89   104,333,643.40
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)   100.01 - 110.00   110.01 - 120.00   120.01 - 130.00            Total   FICO   Gross Margin   Avg Prin Bal
-------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                      0                 0                 0       152,546.99    693          2.125     152,546.99
4.500 - 4.999                      0                 0                 0     1,030,210.44    627          3.677     171,701.74
5.000 - 5.499                      0                 0                 0     5,494,204.55    692          4.586     189,455.33
5.500 - 5.999                      0                 0                 0    23,573,052.50    693          5.475     187,087.72
6.000 - 6.499                      0                 0                 0    40,530,156.52    663          5.642     164,089.70
6.500 - 6.999                      0                 0                 0    83,482,951.96    654          5.928     176,870.66
7.000 - 7.499             424,929.78                 0                 0    64,473,358.41    645          6.017     159,983.52
7.500 - 7.999             311,059.00                 0                 0    72,072,712.71    630          6.126     139,947.01
8.000 - 8.499             566,578.98        335,943.67        224,995.06    38,575,421.76    632          6.363     122,074.12
8.500 - 8.999              33,419.60                 0                 0    37,582,520.24    622          6.373     120,456.80
9.000 - 9.499              32,698.01        303,666.66                 0    13,384,136.07    620          6.769      94,922.95
9.500 - 9.999             102,466.62                 0                 0    12,980,598.63    610          7.085      71,716.01
10.000 - 10.499                    0                 0                 0     8,350,211.36    627          6.253      55,299.41
10.500 - 10.999           143,174.55                 0                 0     7,874,849.67    611          6.505      54,309.31
11.000 - 11.499                    0                 0                 0     3,608,437.22    621          7.058      50,117.18
11.500 - 11.999           119,544.77                 0                 0     5,227,234.64    636           6.81      48,400.32
12.000 - 12.499                    0                 0                 0     2,363,964.40    610          8.051      42,213.65
12.500 - 12.999                    0                 0                 0     1,580,909.94    615          6.541      39,522.75
13.000 - 13.499                    0                 0                 0       698,017.04    559          7.818      33,238.91
13.500 - 13.999                    0                 0                 0       433,070.33    627          8.418      28,871.36
14.000 - 14.499                    0                 0                 0       178,893.11    577              0      25,556.16
14.500 - 14.999                    0                 0                 0       314,574.15    607              0      26,214.51
15.000 - 15.499                    0                 0                 0       162,673.37    618              0      54,224.46
15.500 - 15.999                    0                 0                 0        74,507.89    583              0      37,253.95
16.000 - 16.499                    0                 0                 0        39,290.53    711              0      39,290.53
-------------------------------------------------------------------------------------------------------------------------------
Total:                  1,733,871.31        639,610.33        224,995.06   424,238,504.43    642          6.069     125,440.13
-------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]


                                 CBASS 2004-CB1
                           Collateral Summary Report

1. Originators

-----------------------------------------------------------------------------------------------
Originators                             Loan count               Balance     Percent of Balance
-----------------------------------------------------------------------------------------------
Finance-America                                573       $ 99,792,055.75                 23.52%
First-National-Bank-of-Arizona                 346         47,976,147.50                 11.31
New-Century                                    243         34,172,678.80                  8.06
Impac                                          211         31,767,955.99                  7.49
Oakmont-Mortgage                               191         26,193,780.21                  6.17
First-NLC                                      188         24,423,472.34                  5.76
Encore-Credit-Corp                             144         20,610,547.27                  4.86
WMC-Mortgage                                   150         19,451,729.66                  4.59
Aames                                          395         17,846,090.06                  4.21
Master-Financial-Inc                           152         15,506,457.00                  3.66
The-Mortgage-Store-Financial-Inc                93         14,947,048.70                  3.52
First-Bank-Home-Mortgage                       105         12,415,304.62                  2.93
Mtge-Investment-Lending-Assoc                   73          9,980,911.68                  2.35
United-Capital-Markets                          41          7,650,146.94                  1.80
South-Plains                                   104          6,250,273.03                  1.47
Lenders-Direct                                  58          5,736,190.80                  1.35
Wilmington-Finance-Inc                          31          3,913,717.59                  0.92
East-West-Mortgage                              19          3,022,237.34                  0.71
National-City-Mortgage                          31          3,016,899.97                  0.71
Chase                                           24          2,106,826.14                  0.50
Honor-State-Bank                                14          1,961,341.39                  0.46
Long-Beach                                      17          1,829,295.23                  0.43
Bank-of-America                                 16          1,804,209.56                  0.43
Household-Bank                                  19          1,780,258.11                  0.42
Platinum-Capital-Group                          11          1,303,188.70                  0.31
GMAC/RFC                                        10          1,186,518.46                  0.28
Banc-One                                        41          1,160,205.83                  0.27
Sterling Capital Mortgage                       11          1,092,349.83                  0.26
RBMG Inc                                         5            744,350.19                  0.18
Cresleigh Bancorp                               11            722,665.41                  0.17
Market Street Mortgage                           7            590,540.27                  0.14
Key Home Equity                                  9            476,141.04                  0.11
Kaufman & Broad                                  2            330,372.52                  0.08
Accredited                                       4            317,212.57                  0.07
Ocwen                                            4            277,708.52                  0.07
Washington Mutual                                1            233,397.48                  0.06
Conti                                            4            214,186.51                  0.05
Security National Principal Acquisitions         5            205,269.65                  0.05
Metropolitan                                     3            169,462.94                  0.04
EquiFirst                                        1            168,344.68                  0.04
Amresco                                          3            143,607.12                  0.03
Source One                                       1            112,409.77                  0.03
Broadway National Bank                           2             94,177.67                  0.02
Radian MI                                        1             90,591.45                  0.02
Altegra                                          1             83,254.81                  0.02
Wachovia                                         1             69,855.54                  0.02
Pacific America                                  1             61,455.59                  0.01
DLJ                                              1             59,842.40                  0.01
Crossland                                        1             53,866.41                  0.01
First Place Financial                            1             50,074.18                  0.01
CIT/Tyco                                         1             48,413.33                  0.01
Countrywide                                      1             23,465.88                  0.01
-----------------------------------------------------------------------------------------------
Total:                                       3,382       $424,238,504.43                100.00%
-----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Appendix A


FICO DISTRIBUTION                      Note: Cells in red font are calculations
-----------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO                              Total Balance          LTV      Adjusted Balance[1]           WA Loan        WAC     % Covered by
                                                                                                                         Mortgage
                                  Amount         %[2]              Amount                %[2]    Balance                   Ins.
-----------------------------------------------------------------------------------------------------------------------------------
FICO NA                        4,697,616        1.11%  > 65.0          3,866,741        0.91%      46,511.05   9.188        1.15
0 - 500                        3,529,290        0.83%  > 65.0          2,918,969        0.69%         90,495   8.972        0.47
500.01 - 550                  40,851,091        9.63%  > 70.0         29,582,811        6.97%        121,944   8.233        2.49
550.01 - 575                  27,819,755        6.56%  > 70.0         19,723,361        4.65%        121,484   8.177        0.82
575.01 - 600                  38,491,355        9.07%  > 70.0         31,361,864        7.39%        138,458   7.804        1.25
600.01 - 620                  32,725,790        7.71%  > 70.0         27,850,381        6.56%        119,875   7.868        0.98
620.01 - 650                  78,382,576       18.48%  > 80.0         48,328,596       11.39%        128,919   7.739       11.59
650.01 - 680                  81,522,010       19.22%  > 80.0         50,307,742       11.86%        133,424   7.510       13.19
680.01 - 700                  36,943,888        8.71%  > 85.0         15,808,722        3.73%        130,544   7.302       13.84
700.01 - 750                  55,778,840       13.15%  > 85.0         26,639,070        6.28%        126,483   7.287       16.10
750.01 - 800                  22,504,498        5.30%  > 85.0          9,110,346        2.15%        129,336   6.947       15.32
800 +                            991,795        0.23%  > 85.0            262,571        0.06%         99,179   7.439        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        424,238,504      100.00%                265,761,172       62.64%     125,440.13   7.673        9.31
-----------------------------------------------------------------------------------------------------------------------------------
          FICO: Average              642                      Min:      432              Max:            814
                        -----------------                          --------------             ---------------

                                               Collateral Cuts for Subprime Pool
------------------------------------------------------------------------------------------------------
FICO                         WA FICO      WA LTV      WA DTI    % SFD/   % Owner % Full Doc % Cashout
                                                                   PUD      Occ.                 Refi

------------------------------------------------------------------------------------------------------
FICO NA                            0       81.34                 88.23     86.97      31.04     44.21
0 - 500                          475       76.27                 87.13     98.70      70.65     52.18
500.01 - 550                     530       75.51                 90.24     96.68      71.81     78.14
550.01 - 575                     564       76.63                 88.15     93.42      66.27     75.35
575.01 - 600                     588       79.72                 83.69     92.32      61.18     64.53
600.01 - 620                     610       81.95                 85.63     95.59      52.66     55.12
620.01 - 650                     636       84.76                 86.80     94.66      39.91     43.35
650.01 - 680                     665       85.74                 83.63     93.18      34.69     40.98
680.01 - 700                     689       82.41                 76.90     85.95      27.98     37.31
700.01 - 750                     723       83.74                 77.24     89.42      31.12     31.39
750.01 - 800                     769       79.98                 74.73     91.10      31.70     25.15
800 +                            805       66.85                 57.59    100.00      54.31     15.24
------------------------------------------------------------------------------------------------------
TOTAL                         642.00       82.11                 83.43     92.67      44.18     48.13
------------------------------------------------------------------------------------------------------


DEBT-TO INCOME (DTI) DISTRIBUTION
---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DTI                               Total Balance         FICO      Adjusted Balance[1]           WA Loan        WAC     % Covered by
                                                                                                                         Mortgage
                                  Amount         %[2]              Amount                %[2]    Balance                   Ins.
-----------------------------------------------------------------------------------------------------------------------------------
<= 20
20.001 - 25.00
25.001 - 30.00
30.001 - 35.00
35.001 - 40.00
40.001 - 45.00
45.001 - 50.00
50.001 - 55.00
55+
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  -                                       -
-----------------------------------------------------------------------------------------------------------------------------------
           DTI: Average                                       Min:                       Max:
                        -----------------                          --------------             ---------------

-------------------------------------------------------------------------------------------------------
DTI                           WA FICO      WA LTV      WA DTI    % SFD/   % Owner % Full Doc % Cashout
                                                                    PUD      Occ.                 Refi

-------------------------------------------------------------------------------------------------------
<= 20
20.001 - 25.00
25.001 - 30.00
30.001 - 35.00
35.001 - 40.00
40.001 - 45.00
45.001 - 50.00
50.001 - 55.00
55+
--------------------------------------------------------------------------------------------------------
TOTAL
--------------------------------------------------------------------------------------------------------


LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV                               Total Balance          DTI      Adjusted Balance[1]           WA Loan        WAC     % Covered by
                                                                                                                         Mortgage
                                  Amount         %[2]              Amount                %[2]    Balance                   Ins.
-----------------------------------------------------------------------------------------------------------------------------------
(less than) 60.00             29,141,723        6.87%  > 50                             0.00%         66,686      8.084      0.06
60.01 - 70.00                 36,229,383        8.54%  > 50                             0.00%        114,288      7.955      0.00
70.01 - 80.00                141,003,887       33.24%  > 50                             0.00%        151,130      7.241      0.00
80.01 - 85.00                 36,296,168        8.56%  > 50                             0.00%        140,683      7.678      5.50
85.01 - 90.00                 74,635,224       17.59%  > 50                             0.00%        156,141      7.617     11.02
90.01 - 95.00                 63,984,773       15.08%  > 50                             0.00%        142,505      7.802     42.20
95.01 - 100.00                40,348,871        9.51%  > 50                             0.00%         82,682      8.486      5.48
100+                           2,598,477        0.61%  > 50                             0.00%        118,113      8.326      2.07
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        424,238,504      100.00%                                   0.00%     125,440.13   7.673         9.31
-----------------------------------------------------------------------------------------------------------------------------------
           LTV: Average           82.11%         Min:    2.47%              Max:   121.44%
                        -----------------             -------------              -------------

------------------------------------------------------------------------------------------------------
LTV                          WA FICO      WA LTV      WA DTI    % SFD/   % Owner % Full Doc % Cashout
                                                                   PUD      Occ.                 Refi

------------------------------------------------------------------------------------------------------
(less than) 60.00                 639       46.37                 84.82     88.16      53.67     81.44
60.01 - 70.00                     615       66.17                 80.34     90.71      47.29     75.48
70.01 - 80.00                     641       78.16                 79.48     92.15      42.08     46.38
80.01 - 85.00                     610       84.21                 85.23     89.37      60.18     69.67
85.01 - 90.00                     641       89.39                 84.84     89.74      39.91     50.24
90.01 - 95.00                     665       94.43                 87.41     98.44      29.88     23.15
95.01 - 100.00                    673       99.44                 88.78     99.04      58.14     22.43
100+                              601      108.08                 78.55     88.31      42.95     40.37
-------------------------------------------------------------------------------------------------------
TOTAL                          642.00       82.11                 83.43     92.67      44.18     48.13
-------------------------------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2]   Percent of the Aggregate Principal Balance - calculated automatically.


GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
STATE                    Total Balance                  WA Loan         WAC      % Covered by      WA   FICO   WA   LTV    WA DTI
                       ------------------------------
                                  Amount         %[2]   Balance                  Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
California                   147,603,035       34.79%      148,047     7.406             1.47            644      78.79
Florida                       44,738,136       10.55%      119,302     7.639            12.90            641      83.23
Illinois                      30,310,629        7.14%      149,313     8.017            23.93            642      84.92
New Jersey                    14,405,783        3.40%      177,849     7.563            19.52            652      78.97
New York                      13,625,042        3.21%      168,210     7.458            17.32            651      80.25
Arizona                       13,606,238        3.21%       82,965     7.875            21.56            648      84.31
Washington                    13,539,533        3.19%      120,889     7.805             4.23            640      84.43
Texas                         12,959,823        3.05%       80,999     8.147            13.70            639      86.98
Maryland                      10,866,316        2.56%      137,548     8.015            16.12            630      82.24
Massachusetts                  9,653,774        2.28%      160,896     7.459             5.81            675      74.64
Michigan                       8,897,604        2.30%      103,461     8.151             4.25            645      88.13
Pennsylvania                   8,154,707        2.22%      107,299     7.740             3.38            626      81.01
Other                         95,877,884       22.60%      105,592     7.862            11.36            638      85.49
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        424,238,504      100.51%      125,440     7.673             9.31            642      82.11
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
STATE                        % SFD/     % Owner   % Cashout % Full Doc
                                PUD         Occ        Refi

----------------------------------------------------------------------
California                    82.80       93.67       56.48     42.31
Florida                       84.64       91.75       38.64     43.51
Illinois                      71.12       91.59       43.14     35.51
New Jersey                     61.9       85.75       54.96     26.89
New York                      73.75       92.66       52.22     29.04
Arizona                        93.8       92.09       49.32     47.53
Washington                    88.11       99.46       44.24     48.51
Texas                         98.32       93.42       14.24     32.30
Maryland                      90.43       95.77       55.54     62.92
Massachusetts                 50.12       83.23       24.12     38.01
Michigan                      93.66       95.89       54.57     43.43
Pennsylvania                  90.41       92.46       68.33     72.64
Other                         89.21        92.3       43.89     51.53
----------------------------------------------------------------------
TOTAL                         83.43       92.67       48.13     44.18
----------------------------------------------------------------------


PRINCIPAL BALANCE
-----------------

----------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal      Total Balance                  WA Loan         WAC      % Covered by      WA   FICO   WA   LTV    WA DTI
Balance                 ------------------------------
                                  Amount         %[2]   Balance                  Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
0 - $50K                      18,813,831        4.43%       29,958    10.253             0.59         637.00      73.08
$51 - $200K                  264,349,889       62.31%      118,809     7.738            11.16            643      82.17
$200.1 - $250K                86,119,585       20.30%      223,108     7.211            11.48            654      83.35
$250.1 - $300K                13,210,490        3.11%      275,219     7.521             0.00            622      80.25
$300.1 - $400K                14,252,945        3.36%      347,633     6.951             0.00            634      83.89
$400.1 - $500K                11,892,253        2.80%      440,454     7.292             0.00            625      84.89
$500.1 - $600K                10,591,694        2.50%      557,458     7.171             0.00            631      82.27
$600.1 - $700K                 5,007,817        1.18%      625,977     6.960                0            605      84.14
$700.1 - $800K                                  0.00%
$800.1 - $900K                                  0.00%
$900.1 - $1000K                                 0.00%
>$1000K                                         0.00%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        424,238,504      100.00%      125,440     7.673             9.31         642.00      82.11
----------------------------------------------------------------------------------------------------------------------------------
              Principal Balance: Average   125,440.13         Min:   2,400.59            Max:     648,929.19
                                         -------------             --------------             ---------------

-----------------------------------------------------------------------
Scheduled Principal           % SFD/     % Owner   % Cashout % Full Doc
Balance                          PUD         Occ        Refi

-----------------------------------------------------------------------
0 - $50K                       85.56       87.40       51.61     56.38
$51 - $200K                    84.20       92.81       46.49     46.21
$200.1 - $250K                 80.65       94.42       48.52     36.23
$250.1 - $300K                 77.15       85.85       60.91     56.61
$300.1 - $400K                 83.16       90.92       51.65     36.22
$400.1 - $500K                 74.17       85.38       48.44     37.71
$500.1 - $600K                100.00      100.00       52.18     36.26
$600.1 - $700K                 87.04         100       61.83     49.78
$700.1 - $800K
$800.1 - $900K
$900.1 - $1000K
>$1000K
-----------------------------------------------------------------------
TOTAL                          83.43       92.67       48.13     44.18
-----------------------------------------------------------------------


DOCUMENTATION TYPE
------------------

----------------------------------------------------------------------------------------------------------------------------------
Doc Type        Total Balance            WA Loan     WAC    % Covered by    WA FICO   WA LTV   WA DTI  % SFD/   % Owner % Cashout
                ------------------------                                                                  PUD       Occ      Refi
                       Amount      %[2]  Balance            Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
Full Doc          187,429,201    44.18%   116,416   7.645          0.95         622    81.15            85.59     92.71     58.75
Stated Doc        159,320,756    37.55%   145,765   7.602          7.04         655    82.43            80.85     91.90     44.13
Limited Doc        12,483,437     2.94%    97,527   7.697          1.59         650    79.79            80.73     92.35     33.47
NINA                              0.00%
Other              65,005,110    15.32%   117,977   7.926         40.47         668    84.50            84.04     94.52     30.09
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             424,238,504   100.00%   125,440   7.673          9.31         642    82.11            83.43     92.67     48.13
----------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE
-------------

----------------------------------------------------------------------------------------------------------------------------------
Property Type   Total Balance            WA Loan     WAC    % Covered by   WA FICO   WA LTV   WA DTI  % Owner % Cashout % Full Doc
                ------------------------                                                                  Occ      Refi
                       Amount      %[2]  Balance            Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
Single Family     307,495,043    72.48%   120,256   7.709          7.46        638    81.90             94.88     51.10     45.82
PUD                46,446,856    10.95%   151,293   7.517         18.84        648    85.46             96.29     36.90     42.03
Townhouse             250,962     0.06%    50,192   9.073          0.00        520    77.55            100.00     39.03     90.35
2 - 4 Family       36,211,806     8.54%   156,085   7.754         12.02        660    77.98             70.43     50.86     35.47
Condo              32,319,205     7.62%   122,887   7.425         10.52        661    83.98             91.59     34.02     40.35
Manufactured        1,313,662     0.31%    77,274   8.254          5.30        574    79.45             85.66     30.23     53.65
Other                 200,971     0.05%   200,971   9.000          0.00        802    90.32            100.00      0.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             424,238,504   100.00%   125,440   7.673          9.31        642    82.11             92.67     48.13     44.18
----------------------------------------------------------------------------------------------------------------------------------


PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance       Total Balance                  WA Loan         WAC      % Covered by        WA FICO     WA LTV     WA DTI
                        ------------------------------
                                  Amount         %[2]   Balance                  Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/PMI           38,916,755        9.17%      145,212     7.869              100            680      93.24
Loans >80 LTV w/o PMI        178,946,757       42.18%      125,401     7.847             0.32            641      91.84
Other                        206,374,992       48.65%      122,333     7.486             0.01            636      71.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        424,238,504      100.00%      125,440     7.673             9.31            642      82.11
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
Mortgage Insurance          % Owner   % Cashout  % Full Doc  Is MI down
                                Occ        Refi              to 60 LTV

-----------------------------------------------------------------------
Loans >80 LTV w/PMI           92.99         6.9        3.07
Loans >80 LTV w/o PMI         94.15        47.5        52.6
Other                         91.33       56.44       44.63
-----------------------------------------------------------------------
TOTAL                         92.67       48.13       44.18
-----------------------------------------------------------------------


LOAN PURPOSE
------------

----------------------------------------------------------------------------------------------------------------------------------
Loan Purpose             Total Balance               WA Loan      WAC   % Covered by  WA. FICO  WA. LTV  WA DTI  % SFD/   % Owner
                        ---------------------------                                                                 PUD       Occ
                                  Amount      %[2]   Balance            Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                           0.00%
Refinance - Cashout       204,170,193.20    48.13%      124,342   7.664         1.32       622    77.65           85.35     94.27
Purchase                  186,322,281.25    43.92%      125,217   7.747        18.98       666    87.54           80.37     90.62
Refinance - Rate Term      33,746,029.98     7.95%      133,913    7.32         4.31       636    79.04           88.72     94.33
Other                                        0.00%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        424,238,504   100.00%      125,440   7.673         9.31       642    82.11           83.43     92.67
----------------------------------------------------------------------------------------------------------------------------------


COLLATERAL TYPE - FIXED/FLOATING
--------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Collateral Type          Total Balance                  WA Loan         WAC      % Covered by        WA FICO     WA LTV    WA DTI
                        ------------------------------
                                  Amount         %[2]   Balance                  Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
Fixed                        200,513,913       47.26%      102,408         7.836        18.13            658      81.89
Floating                     223,724,592       52.74%      157,110         7.527         1.40            629      82.30

2/28                         179,674,944       42.35%      167,295         7.452         1.31            626      83.69
3/27                          24,711,283        5.82%      138,052         7.631         0.57            620      80.43
Other                        219,852,277       51.82%      103,266         7.859        16.83            659      81.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        424,238,504      100.00%      125,440         7.673         9.31            642      82.11
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Collateral Type               % SFD/     % Owner   % Cashout     Index    Margin
                                 PUD         Occ        Refi

---------------------------------------------------------------------------------
Fixed                          84.97       92.72       47.48      0.00      0.00
Floating                       82.05       92.63       48.71      0.00      6.07

2/28                           82.61       92.07       50.15      0.00      6.01
3/27                           82.95       94.51       45.33      0.00      6.86
Other                          84.16       92.96       46.79      0.00      5.66
---------------------------------------------------------------------------------
TOTAL                          83.43       92.67       48.13      0.00      6.07
---------------------------------------------------------------------------------


LIEN STATUS
-----------

----------------------------------------------------------------------------------------------------------------------------------
Lien Status     Total Balance            WA Loan   WAC     % Covered by    WA FICO   WA LTV   WA DTI   % SFD/   % Owner % Cashout
                ------------------------                                                                  PUD       Occ      Refi
                       Amount      %[2]  Balance           Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
First Lien        407,110,140    95.96%   137,537    7.555        9.70         642    81.58             83.14     92.39     48.94
Second Lien        17,114,540     4.03%    40,652   10.487        0.00         664    94.58             90.48     99.46     28.65
Third Lien             13,825     0.00%    13,825    14.75        0.00         713    89.22              0.00    100.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             424,238,504   100.00%   125,440    7.673        9.31         642    82.11             83.43     92.67     48.13
----------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE
--------------

----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type    Total Balance           WA Loan   WAC     % Covered by   WA. FICO  WA  LTV   WA DTI  % SFD/   % Owner % Cashout
                  -----------------------                                                                 PUD       Occ      Refi
                         Amount     %[2]  Balance           Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence   393,150,269   92.67%   126,618    7.649        9.35         641    82.41            85.58    100.00     48.96
Second Home           3,282,355    0.77%   109,412     7.31        7.97         671    77.62            82.78      0.00     21.48
Investment           27,805,881    6.55%   112,574    8.058        8.87         660    78.38            53.08      0.00     39.51
Non-owner                          0.00%
Other                              0.00%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL               424,238,504  100.00%   125,440    7.673        9.31         642    82.11            83.43     92.67     48.13
----------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges   Total Balance           WA Loan    WAC   % Covered by    WA   WA  LTV  WA  DTI     % SFD   % Owner % Cashout
Term at Origination  -----------------------                                FICO                        / PUD       Occ      Refi
                            Amount     %[2]  Balance          Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------------
0 Months               121,652,567   28.68%    96,550   8.281       13.40    638     78.96     0.00     79.58     90.13     47.86
6 Months
12 Months               22,276,287    5.25%   156,875     7.7       38.08    669     85.58     0.00     81.93     94.91     31.80
24 Months              162,021,640   38.19%   155,342   7.426        2.37    635     84.12     0.00     82.57     92.95     46.74
36 Months              105,743,859   24.93%   128,642   7.381        4.96    649     81.74     0.00     89.42     95.58     55.96
60 Months               12,454,586    2.94%   111,202   7.381       45.17    680     83.48     0.00     84.00     85.07     31.10
Other                       89,566    0.02%    29,855     9.1        0.00      0     93.02     0.00    100.00    100.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  424,238,504  100.00%   125,440   7.673        9.31    642     82.11     0.00     83.43     92.67     48.13
----------------------------------------------------------------------------------------------------------------------------------


SECTION 32 LOANS

--------------------------------------------------------------------------------------------------------------------------------
                  Total Balance       WA Loan    WAC   % Covered by    WA FICO    WA LTV   WA DTI    % SFD/   % Owner % Cashout
                  -------------------                                                                   PUD       Occ      Refi
                     Amount     %[2]  Balance          Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                  0%
--------------------------------------------------------------------------------------------------------------------------------
Total                  0.00       0%
--------------------------------------------------------------------------------------------------------------------------------


TOP 5 STATES
------------

-----------------------------------
State                         %[2]
California                  34.79%
Florida                     10.55%
Illinois                     7.14%
New Jersey                   3.40%
New York                     3.21%
-----------------------------------


TOP 5 MSA
---------

------------------------------------
MSA                            %[2]
------------------------------------


TOP 5 ORIGINATORS
-----------------

-------------------------------------------
Originator                            %[2]
Finance America                      23.52
First National Bank of Arizona       11.31
New Century                           8.06
Impac                                 7.49
Oakmont Mortgage                      6.17
-------------------------------------------


SERVICES
--------

--------------------------------------
Servicer                         %[2]
Litton                        100.00%
--------------------------------------


STRESS ANALYSIS
---------------

Rating Agency Base Case Loss Expectations

          ------------------------------------------------------------------------------------------------------------------------
          Standard & Poors: Analyst Name :                            Moody's: Analyst Name :
          ------------------------------------------------------------------------------------------------------------------------
          Foreclosure Frequency   Loss Severity   Cumulative Losses   Foreclosure Frequency   Loss Severity   Cumulative Losses
----------------------------------------------------------------------------------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B
----------------------------------------------------------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

--------------------------------------------------------------------
     Mortgage Insurance (MI) Coverage           Loss Severity %
--------------------------------------------------------------------
None                                            50%
>70% Loans w/ >80 LTV down to 80%               45%
50 - 70% Loans w/ >80 LTV down to 80%           40%
50 - 70% Loans w/ >80 LTV down to 60%           35%
>70% LTV >80%  down to 60%                      30%
--------------------------------------------------------------------


                             -----------------------------------------------------------------------------------------------------
                                        Breakeven CDR                                  Cumulative Losses
----------------------------------------------------------------------------------------------------------------------------------
                                          25 CPR          40 CPR         60 CPR          25 CPR           40 CPR           60 CPR
----------------------------------------------------------------------------------------------------------------------------------
             AA
             A
             A-
            BBB+
            BBB
            BBB-
----------------------------------------------------------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:


                             -----------------------------------------------------------------------------------------------------
                                  Multiple of Default Ramp                             Cumulative Losses
----------------------------------------------------------------------------------------------------------------------------------
                                          25 CPR          40 CPR         60 CPR          25 CPR           40 CPR           60 CPR
----------------------------------------------------------------------------------------------------------------------------------
             AA
             A
             A-
            BBB+
            BBB
            BBB-
----------------------------------------------------------------------------------------------------------------------------------


Please provide loan level data for the following attributes

FICO           LTV             WAC            DTI             Principal Balance
----           ---             ---            ---             -----------------

[BANC OF AMERICA SECURITIES LOGO]
--------------------------------------------------------------------------------
                                 CBASS 2004-CB1
--------------------------------------------------------------------------------


1. Current Mortgage Rate

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Current Mortgage Rate      # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
--------------------------------------------------------------------------------------------------------------------------
4.000% <=                            1          $152,546.99          0.04%    3.375%    346   693     89.73%        89.73%
4.501% to 5.000%                    13         2,430,830.00          0.57     4.899     317   661     67.68         67.68
5.001% to 5.500%                    46         7,987,501.65          1.88     5.408     313   687     66.84         66.84
5.501% to 6.000%                   140        25,019,313.12          5.90     5.911     343   688     76.39         76.39
6.001% to 6.500%                   289        47,660,358.18         11.23     6.352     344   662     78.39         78.39
6.501% to 7.000%                   475        82,389,127.11         19.42     6.857     347   647     82.38         82.50
7.001% to 7.500%                   447        70,648,259.22         16.65     7.348     349   640     83.81         83.99
7.501% to 8.000%                   486        65,633,201.35         15.47     7.827     344   618     85.57         86.15
8.001% to 8.500%                   295        35,941,299.56          8.47      8.33     334   634     85.75         86.88
8.501% to 9.000%                   270        32,512,019.35          7.66     8.807     325   611     81.83         83.59
9.001% to 9.500%                   145        12,568,549.22          2.96     9.291     309   599     76.11         83.13
9.501% to 10.000%                  182        12,511,258.92          2.95     9.854     280   587     64.69         80.25
10.001% to 10.500%                 143         7,668,407.82          1.81    10.315     230   599     45.49         85.43
10.501% to 11.000%                 132         7,264,039.57          1.71    10.806     239   596     48.86         76.68
11.001% to 11.500%                  76         4,016,457.73          0.95    11.318     235   582     52.54         75.09
11.501% to 12.000%                 109         4,790,855.60          1.13    11.816     238   598     43.07         76.24
12.001% to 12.500%                  44         2,068,361.39          0.49    12.345     224   575     48.70         63.57
12.501% to 13.000%                  36         1,313,060.01          0.31    12.778     216   575     43.53         66.90
13.001% to 13.500%                  16           537,497.57          0.13    13.326     249   519     53.12         65.85
13.501% to 14.000%                  15           461,374.03          0.11    13.797     194   567     47.30         64.65
14.001% to 14.500%                   6           116,950.49          0.03    14.357     156   584     35.94         49.24
14.501% to 15.000%                  11           339,878.98          0.08    14.835     168   507     45.19         58.93
15.001% to 15.500%                   2            93,558.15          0.02    15.141     259   631     37.37         37.37
15.501% to 16.000%                   2            74,507.89          0.02     15.75      86   583     46.33         54.04
16.001% to 16.500%                   1            39,290.53          0.01     16.25     256   711     40.51         40.51
--------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%        82.11%
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                               % of       % of             % of              % Cash Out
Current Mortgage Rate        Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
---------------------------------------------------------------------------------------------------------
4.000% <=                      100.00%     100.00%               100.00%       0.00%               0.00%
4.501% to 5.000%                53.66      100.00                100.00       61.99                0.00
5.001% to 5.500%                62.96       94.47                 85.43       55.74                0.00
5.501% to 6.000%                57.04       96.29                 79.93       54.04                0.00
6.001% to 6.500%                54.45       98.00                 84.91       50.17                0.00
6.501% to 7.000%                36.13       94.44                 84.08       49.92                0.16
7.001% to 7.500%                41.88       89.81                 79.51       46.05                0.24
7.501% to 8.000%                41.17       91.96                 86.60       49.18                0.87
8.001% to 8.500%                36.75       87.79                 81.04       34.05                1.41
8.501% to 9.000%                41.73       90.89                 81.63       47.38                2.30
9.001% to 9.500%                55.16       90.90                 76.57       44.52                9.35
9.501% to 10.000%               54.42       91.34                 87.68       51.27               20.39
10.001% to 10.500%              47.79       91.42                 85.32       30.27               50.64
10.501% to 11.000%              56.16       92.39                 86.13       53.77               36.02
11.001% to 11.500%              49.59       93.20                 95.64       58.49               32.95
11.501% to 12.000%              36.83       97.47                 88.95       54.82               44.35
12.001% to 12.500%              52.21       95.66                 95.46       83.37               24.51
12.501% to 13.000%              33.16       84.78                 88.65       81.41               34.06
13.001% to 13.500%              62.86      100.00                 77.07       57.49               17.78
13.501% to 14.000%              44.19       84.37                 94.75       71.06               27.80
14.001% to 14.500%              47.05      100.00                100.00       90.15               24.86
14.501% to 15.000%              29.17       73.34                 91.29       70.93               25.93
15.001% to 15.500%               0.00       37.30                100.00      100.00                0.00
15.501% to 16.000%             100.00      100.00                100.00      100.00               27.77
16.001% to 16.500%             100.00      100.00                100.00      100.00                0.00
--------------------------------------------------------------------------------------------------------
Total:                          44.18%      92.67%                83.43%      48.13%               4.03%
--------------------------------------------------------------------------------------------------------


2. Principal Balance

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Principal Balance          # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
$1 to $50,000                      628       $18,813,830.76          4.43%   10.253%    207   580     41.50%         73.08%
$50,001 to $100,000                857        63,976,611.47         15.08     8.641     305   613     71.35          80.41
$100,001 to $150,000               760        94,871,110.58         22.36     7.639     339   642     82.03          83.18
$150,001 to $200,000               608       105,502,167.28         24.87     7.278     341   643     82.32          82.32
$200,001 to $250,000               386        86,119,585.29         20.30     7.211     347   654     83.35          83.35
$250,001 to $300,000                48        13,210,489.96          3.11     7.521     350   622     80.25          80.25
$300,001 to $350,000                24         7,749,193.78          1.83     7.144     350   646     87.48          87.48
$350,001 to $400,000                17         6,503,751.54          1.53     6.721     358   618     79.60          79.60
$400,001 to $450,000                17         7,191,421.96          1.70     7.454     358   632     85.92          85.92
$450,001 to $500,000                10         4,700,831.21          1.11     7.044     340   613     83.30          83.30
$500,001 to $550,000                 8         4,180,558.86          0.99     7.567     358   637     87.46          87.46
$550,001 to $600,000                11         6,411,135.01          1.51     6.912     358   628     78.88          78.88
$600,001 to $650,000                 8         5,007,816.73          1.18     6.960     358   605     84.14          84.14
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                              % of       % of             % of              % Cash Out
Principal Balance           Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
--------------------------------------------------------------------------------------------------------
$1 to $50,000                   56.38%      87.40%                85.56%      51.61%              43.78%
$50,001 to $100,000             50.11       90.89                 88.31       44.47               11.60
$100,001 to $150,000            49.75       91.90                 85.23       47.20                1.53
$150,001 to $200,000            40.66       94.79                 80.77       47.06                0.00
$200,001 to $250,000            36.23       94.42                 80.65       48.52                0.00
$250,001 to $300,000            56.61       85.85                 77.15       60.91                0.00
$300,001 to $350,000            46.61       83.29                 83.63       50.82                0.00
$350,001 to $400,000            23.84      100.00                 82.60       52.64                0.00
$400,001 to $450,000            35.96       82.21                 70.18       41.20                0.00
$450,001 to $500,000            40.38       90.22                 80.28       59.50                0.00
$500,001 to $550,000            49.58      100.00                100.00       63.21                0.00
$550,001 to $600,000            27.58      100.00                100.00       44.99                0.00
$600,001 to $650,000            49.78      100.00                 87.04       61.83                0.00
--------------------------------------------------------------------------------------------------------
Total:                          44.18%      92.67%                83.43%      48.13%               4.03%
--------------------------------------------------------------------------------------------------------


3. FICO Score

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
FICO Score                 # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
Not Available                      101        $4,697,615.94          1.11%    9.188%    220     0     67.39%         81.34%
421 to 440                           2           303,253.02          0.07     7.789     319   433     83.09          83.09
441 to 460                           7           649,532.16          0.15    10.133     321   455     74.02          74.02
461 to 480                           8           801,506.97          0.19     8.894     301   471     82.38          82.38
481 to 500                          22         1,774,997.74          0.42     8.785     317   492     72.93          73.16
501 to 520                         101        11,387,980.12          2.68     8.545     341   513     73.69          74.18
521 to 540                         161        19,578,640.45          4.62     8.184     342   531     76.13          76.22
541 to 560                         159        19,531,306.72          4.60     8.158     338   551     74.73          75.29
561 to 580                         198        26,603,886.19          6.27     7.896     345   571     77.82          78.08
581 to 600                         223        30,060,387.93          7.09     7.893     343   591     79.07          79.84
601 to 620                         273        32,725,789.98          7.71     7.868     337   610     78.03          81.95
621 to 640                         384        50,280,963.18         11.85     7.823     334   631     81.78          84.69
641 to 660                         424        54,857,024.02         12.93     7.554     332   650     80.66          85.10
661 to 680                         411        54,766,599.65         12.91     7.508     328   669     81.28          85.94
681 to 700                         283        36,943,888.04          8.71     7.302     331   689     77.97          82.41
701 to 720                         216        27,327,634.31          6.44     7.348     320   710     80.96          84.78
721 to 740                         160        20,550,313.37          4.84     7.204     329   730     80.70          84.09
741 to 760                         128        15,629,302.02          3.68     7.043     329   750     76.77          78.26
761 to 780                          77        10,490,579.53          2.47     6.997     332   770     79.87          82.96
781 to 800                          34         4,285,508.45          1.01     7.111     310   788     77.11          77.58
801 to 820                          10           991,794.64          0.23     7.439     312   805     66.76          66.85
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                              % of       % of             % of              % Cash Out
FICO Score                  Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
--------------------------------------------------------------------------------------------------------
Not Available                   31.04%      86.97%                88.23%      44.21%              19.63%
421 to 440                      76.96      100.00                 76.96        0.00                0.00
441 to 460                      55.74      100.00                 75.34       18.51                0.00
461 to 480                      80.81      100.00                 87.46       64.35                0.00
481 to 500                      70.44       97.42                 93.04       67.93                0.75
501 to 520                      73.19       97.42                 88.46       86.04                0.91
521 to 540                      70.19       95.27                 90.61       73.02                0.15
541 to 560                      72.00       97.53                 88.97       78.10                0.89
561 to 580                      63.99       92.35                 85.93       72.25                0.38
581 to 600                      60.40       92.00                 84.99       63.71                1.16
601 to 620                      52.66       95.59                 85.63       55.12                5.50
621 to 640                      38.73       94.63                 85.22       44.10                3.79
641 to 660                      41.02       94.64                 89.78       41.71                5.83
661 to 680                      32.11       92.50                 80.55       40.78                5.90
681 to 700                      27.98       85.95                 76.90       37.31                5.81
701 to 720                      30.82       88.70                 77.54       32.80                4.77
721 to 740                      33.15       91.50                 80.33       31.24                4.75
741 to 760                      30.72       90.20                 69.00       25.55                2.20
761 to 780                      30.01       89.09                 77.74       23.93                4.40
781 to 800                      30.48       90.87                 76.09       29.88                0.78
801 to 820                      54.31      100.00                 57.59       15.24                1.72
--------------------------------------------------------------------------------------------------------
Total:                          44.18%      92.67%                83.43%      48.13%               4.03%
--------------------------------------------------------------------------------------------------------


4. Current LTV

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Current LTV                # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%                     59          $741,608.84          0.17%   10.444%    123   610      7.85%         55.25%
10.01% to 20.00%                   352        15,516,596.70          3.66    10.301     191   644     18.61          90.92
20.01% to 30.00%                    93         3,847,450.72          0.91     9.410     209   626     24.82          50.82
30.01% to 40.00%                    65         3,338,258.30          0.79     8.619     250   592     35.52          42.56
40.01% to 50.00%                   102         8,819,613.64          2.08     7.700     299   635     45.68          45.68
50.01% to 60.00%                   136        13,093,713.35          3.09     7.976     302   622     56.14          56.14
60.01% to 70.00%                   300        35,880,822.49          8.46     7.925     320   601     66.17          66.17
70.01% to 80.00%                   924       140,585,367.71         33.14     7.228     345   636     78.17          78.18
80.01% to 90.00%                   711       110,098,785.26         25.95     7.617     347   628     87.70          87.70
90.01% to 100.00%                  625        90,265,591.82         21.28     7.701     339   662     95.91          95.91
100.01% to 110.00%                  10         1,186,090.21          0.28     7.560     353   558    104.87         104.87
110.01% to 120.00%                   3           639,610.33          0.15     8.475     357   550    115.88         115.88
120.01% to 130.00%                   2           224,995.06          0.05     8.000     359     0    121.36         121.36
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                              % of       % of             % of              % Cash Out
Current LTV                 Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
--------------------------------------------------------------------------------------------------------
0.01% to 10.00%                 62.18%      95.20%                84.95%      76.08%              76.79%
10.01% to 20.00%                45.60       97.91                 88.49       27.29               93.21
20.01% to 30.00%                56.26       92.50                 91.73       65.73               40.56
30.01% to 40.00%                57.52       95.08                 80.08       74.24               12.13
40.01% to 50.00%                47.78       92.27                 86.61       81.00                0.00
50.01% to 60.00%                52.44       84.56                 85.00       83.84                0.00
60.01% to 70.00%                47.39       90.62                 80.24       75.28                0.00
70.01% to 80.00%                41.96       92.13                 79.42       46.17                0.08
80.01% to 90.00%                46.52       89.54                 84.97       56.45                0.00
90.01% to 100.00%               40.46       98.54                 87.66       23.67                0.00
100.01% to 110.00%              55.81      100.00                 78.62       50.35                0.00
110.01% to 120.00%              52.52       52.52                 52.52       21.45                0.00
120.01% to 130.00%               0.00      100.00                100.00       26.60                0.00
--------------------------------------------------------------------------------------------------------
Total:                          44.18%      92.67%                83.43%      48.13%               4.03%
--------------------------------------------------------------------------------------------------------


5. Occupancy

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Occupancy                  # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
Primary                          3,105      $393,150,269.01         92.67%    7.649%    332   634     79.16%         82.41%
Investor                           247        27,805,880.63          6.55     8.058     332   654     78.25          78.38
Secondary                           30         3,282,354.79          0.77     7.310     313   598     76.87          77.62
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                              % of       % of             % of              % Cash Out
Occupancy                   Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
--------------------------------------------------------------------------------------------------------
Primary                         44.20%     100.00%                85.58%      48.96%               4.33%
Investor                        44.38        0.00                 53.08       39.51                0.20
Secondary                       40.14        0.00                 82.78       21.48                1.11
--------------------------------------------------------------------------------------------------------
Total:                          44.18%      92.67%                83.43%      48.13%               4.03%
--------------------------------------------------------------------------------------------------------


6. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Loan Purpose               # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
Equity Refinance                 1,642      $204,170,193.20         48.13%    7.664%    331   615     76.07%         77.65%
Purchase                         1,488       186,322,281.25         43.92     7.747     333   658     82.56          87.54
Rate/Term Refinance                252        33,746,029.98          7.95     7.320     332   630     78.10          79.04
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             % of       % of             % of              % Cash Out
Loan Purpose               Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
-------------------------------------------------------------------------------------------------------
Equity Refinance               53.94%      94.27%                85.35%     100.00%               2.40%
Purchase                       31.96       90.62                 80.37        0.00                6.31
Rate/Term Refinance            52.66       94.33                 88.72        0.00                1.36
-------------------------------------------------------------------------------------------------------
Total:                         44.18%      92.67%                83.43%      48.13%               4.03%
-------------------------------------------------------------------------------------------------------


7. Documentation

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Documentation              # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,610      $187,429,201.37         44.18%    7.645%    333   617     78.17%         81.15%
Stated Income                    1,093       159,320,756.16         37.55     7.602     338   653     78.90          82.43
No Documentation                   454        49,029,602.53         11.56     8.088     308   644     82.62          83.83
Alternate Documentation             78        14,653,665.52          3.45     7.324     339   645     82.99          87.25
Limited Documentation              128        12,483,436.72          2.94     7.697     329   650     76.61          79.79
Missing Documentation               15           941,449.42          0.22     9.060     232   526     72.13          72.13
Streamlined Documentation            4           380,392.71          0.09     7.539     332   573     94.98          94.98
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             % of       % of             % of              % Cash Out
Documentation              Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
-------------------------------------------------------------------------------------------------------
Full Documentation            100.00%      92.71%                85.59%      58.75%               4.00%
Stated Income                   0.00       91.90                 80.85       44.13                4.56
No Documentation                0.00       94.09                 80.73       24.43                1.83
Alternate Documentation         0.00       95.92                 95.83       48.89                5.69
Limited Documentation           0.00       92.35                 80.73       33.47                4.91
Missing Documentation           0.00       92.70                 66.89       44.74                0.00
Streamlined Documentation       0.00      100.00                100.00        0.00                0.00
-------------------------------------------------------------------------------------------------------
Total:                         44.18%      92.67%                83.43%      48.13%               4.03%
-------------------------------------------------------------------------------------------------------


8. Product Type

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Product Type               # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
Balloon Loans                      304       $21,303,478.28         59.33%    9.350%    170   660     52.75%         93.40%
IO Loans                            80        14,605,332.58         40.67     6.973     357   694     81.94          81.94
---------------------------------------------------------------------------------------------------------------------------
Total:                             384       $35,908,810.86        100.00%    8.383%    246   674     64.62%         88.74%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             % of       % of             % of              % Cash Out
Product Type               Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
-------------------------------------------------------------------------------------------------------
Balloon Loans                  33.88%      97.03%                79.49%      24.43%              52.34%
IO Loans                       19.09       91.52                 78.97       19.09                0.00
-------------------------------------------------------------------------------------------------------
Total:                         27.87%      94.79%                79.28%      22.26%              31.05%
-------------------------------------------------------------------------------------------------------


9. Property Type

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Property Type              # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
Single Family                    2,557      $307,495,043.12         72.48%    7.709%    331   630     78.65%         81.90%
PUD                                307        46,446,855.78         10.95     7.517     340   646     82.06          85.46
Condominium                        261        31,997,380.58          7.54     7.426     338   658     80.47          84.02
2-Family                           156        22,440,941.29          5.29     7.841     323   661     77.92          78.48
3-Family                            44         7,333,081.38          1.73     7.640     335   657     76.92          77.05
4-Family                            32         6,437,783.49          1.52     7.578     332   629     77.31          77.31
Manufactured                        17         1,313,662.28          0.31     8.254     302   524     79.45          79.45
High Rise Condo                      2           321,824.39          0.08     7.273     358   687     79.86          79.86
Townhouse                            5           250,961.56          0.06     9.073     270   520     77.55          77.55
Mixed Use                            1           200,970.56          0.05     9.000     322   802     90.32          90.32
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             % of       % of             % of              % Cash Out
Property Type              Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
-------------------------------------------------------------------------------------------------------
Single Family                  45.82%      94.88%               100.00%      51.10%               4.39%
PUD                            42.03       96.29                100.00       36.90                4.28
Condominium                    40.75       91.50                  0.00       34.36                4.47
2-Family                       27.96       78.68                  0.00       49.43                0.81
3-Family                       50.19       62.02                  0.00       41.18                0.22
4-Family                       44.84       51.28                  0.00       66.86                0.00
Manufactured                   53.65       85.66                  0.00       30.23                0.00
High Rise Condo                 0.00      100.00                  0.00        0.00                0.00
Townhouse                      90.35      100.00                  0.00       39.03                0.00
Mixed Use                     100.00      100.00                  0.00        0.00                0.00
-------------------------------------------------------------------------------------------------------
Total:                         44.18%      92.67%                83.43%      48.13%               4.03%
-------------------------------------------------------------------------------------------------------


10. Lien

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Lien                       # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
1                                2,960      $407,110,139.55         95.96%    7.555%    338   636     81.58%         81.58%
2                                  421        17,114,540.23          4.03    10.487     181   628     19.67          94.58
3                                    1            13,824.65          0.00    14.750      84   713      9.22          89.22
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             % of       % of             % of              % Cash Out
Lien                       Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
-------------------------------------------------------------------------------------------------------
1                              44.20%      92.39%                83.14%      48.94%               0.00%
2                              43.86       99.46                 90.48       28.65              100.00
3                               0.00      100.00                  0.00      100.00                0.00
-------------------------------------------------------------------------------------------------------
Total:                         44.18%      92.67%                83.43%      48.13%               4.03%
-------------------------------------------------------------------------------------------------------


11. Loan Type

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Loan Type                  # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
ARM                              1,424      $223,724,591.57         52.74%    7.527%    352   628     82.30%         82.30%
FIX                              1,958       200,513,912.86         47.26     7.836     309   644     75.49          81.89
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             % of       % of             % of              % Cash Out
Loan Type                  Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
-------------------------------------------------------------------------------------------------------
ARM                            45.91%      92.63%                82.05%      48.71%               0.00%
FIX                            42.25       92.72                 84.97       47.48                8.54
-------------------------------------------------------------------------------------------------------
Total:                         44.18%      92.67%                83.43%      48.13%               4.03%
-------------------------------------------------------------------------------------------------------


12. Seasoning

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Current     Current
Seasoning                  # of Loans        Balance        % of Balance     WAC     WARM   FICO     LTV     Combined LTV
---------------------------------------------------------------------------------------------------------------------------
Equal to 0                           6          $320,583.50          0.08%    8.406%    359   655     94.87%         94.87%
6-Jan                            2,671       382,209,877.29         90.09     7.472     340   644     80.48          83.36
12-Jul                              95         8,332,845.96          1.96     7.899     318   592     74.33          83.77
13 - 18                             56         5,695,319.30          1.34     7.746     314   546     83.18          85.65
19 - 24                             11           662,094.03          0.16     9.883     310   532     77.47          87.46
>= 25                              543        27,017,784.35          6.37    10.380     224   550     59.77          62.77
---------------------------------------------------------------------------------------------------------------------------
Total:                           3,382      $424,238,504.43        100.00%    7.673%    332   635     79.08%         82.11%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             % of       % of             % of              % Cash Out
Seasoning                  Full Doc   Owner Occ  Single Family and Pud    Refi      DTI   % 2nd Liens
-------------------------------------------------------------------------------------------------------
Equal to 0                     80.04%      80.04%                64.50%       7.00%               0.00%
6-Jan                          43.26       92.88                 83.57       47.58                3.68
12-Jul                         34.10       91.94                 79.97       37.96               12.09
13 - 18                        49.53       85.06                 77.74       19.23                3.28
19 - 24                        66.13      100.00                100.00       58.55               14.66
>= 25                          58.17       91.49                 83.49       65.26                6.44
-------------------------------------------------------------------------------------------------------
Total:                         44.18%      92.67%                83.43%      48.13%               4.03%
-------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.

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